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                                                                   EXHIBIT 10.36



                                  AMENDMENT TO
                           ASSET ACQUISITION AGREEMENT
                                     BETWEEN
                              JAYCOR NETWORKS, INC.
                                       AND
                                  ADAPTEC, INC.




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                                  AMENDMENT TO

                           ASSET ACQUISITION AGREEMENT

     THIS AMENDMENT TO ASSET ACQUISITION AGREEMENT is entered into as of September 30, 1999 by and between JNI Corp. (formerly JAYCOR NETWORKS, INC.), a Delaware corporation ("Purchaser"), and ADAPTEC, INC., a Delaware corporation ("Seller").


                                    RECITALS

     A. Seller and Purchaser have entered into that certain Asset Acquisition Agreement dated November 12, 1998 (the "Asset Acquisition Agreement") whereby, among other things, Purchaser granted Seller certain warrants to obtain Purchaser's Series A Preferred Stock (the "Original Warrants") in an aggregate amount of up to approximately 3.15 million shares contingent upon the occurrence of certain events.

     B. The Asset Acquisition Agreement may be amended by the written consent of the parties thereto.

     C. Seller and Purchaser desire to amend the Asset Acquisition Agreement to eliminate the uncertainties associated with the above referenced contingencies.

     NOW, THEREFORE, for good and adequate consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

     1. The parties hereto agree that the Warrant in the form attached to the Asset Acquisition Agreement as Exhibit D-1 is immediately exercisable on an after the date hereof with respect to 1,200,000 shares of Purchaser's Series A Preferred Stock. The aggregate exercise price for such shares shall be $100. The total number of shares of Purchaser's Series A Preferred Stock which may become issuable pursuant to Section 2.5(b)(ii) of the Asset Acquisition Agreement is hereby reduced to 667,574. The parties also agree that if an Event (as that term is defined in the Asset Acquisition Agreement) occurs during the Measurement Period (as that term is defined in the Asset Acquisition Agreement), then the number of shares of Purchaser's Series A Preferred Stock which may become issuable pursuant to Section 2.5(b)(iv) shall be reduced by 873,046, which amount represents the difference between the 326,954 shares originally issuable under Section 2.5(b)(i) of the Asset Acquisition Agreement and the 1,200,000 shares issuable in connection with this Amendment to Asset Acquisition Agreement.

     2. Seller agrees that if Purchaser completes an underwritten public offering of its common stock on or before December 31, 1999, then Seller shall complete any audit under Section 2.5(b)(v) of the Asset Acquisition Agreement within 60 days and that if such audit is not complete by such date, then Seller shall be deemed to have waived its rights under such provision. Further, if Purchaser completes and underwritten public offering of its common stock on or before December 31, 1999, then Purchaser shall only be required to


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maintain records pursuant to Section 2.5(b)(v) of the Asset Acquisition
Agreement for 60 days.

     3. All other portions of the Asset Acquisition Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                               JNI CORP.


                               By:   /s/ TERRY M. FLANAGAN
                                  --------------------------------------------
                                  Terry M. Flanagan, President

                               ADAPTEC, INC.


                               By:  /s/ J. PETER COMPAGNA
                                  --------------------------------------------
                                  J. Peter Compagna, Vice President, Treasurer
                                  --------------------------------------------
                                       (Please print name and title)



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